UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 31, 2019

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road	Westport	Connecticut	06880
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2019, Terex Corporation (the "Company") completed the previously announced disposition of the Demag® mobile cranes business ("Demag") to Tadano Ltd. and certain of its subsidiaries (“Tadano”) pursuant to the terms of the Asset and Stock Purchase Agreement (the “ASPA”) between the Company and Tadano, dated February 22, 2019. The Company received approximately $215 million of consideration, as adjusted for estimated amounts of cash, debt, working capital and certain other items. The final consideration will be adjusted based on the actual amounts of cash, debt and working capital. The foregoing summary of the ASPA set forth above is qualified by reference to such agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference.

In connection with the disposition of Demag, the Company and Tadano entered into certain ancillary agreements, including a Transition Services Agreement, dated as of July 31, 2019, under which the parties will provide one another certain transition services to facilitate the separation of Demag from the Company.

A copy of the press release announcing the completion of the Demag disposition is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced on August 1, 2019 that Steve Filipov, formerly President, Terex Cranes will be leaving the Company effective August 1, 2019. A copy of the press release announcing Mr. Filipov's departure is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information giving effect to the disposition of Demag and Oklahoma City mobile crane product lines (collectively, the "Mobile Cranes Dispositions") is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(d)	Exhibits

2.1
Asset and Stock Purchase Agreement, dated as of February 22, 2019 by and between Terex Corporation and Tadano Ltd. (incorporated by reference to Exhibit 2.1 of the Form 8-K Current Report, Commission File No. 1-10702, dated February 22, 2019 and filed with the Commission February 27, 2019).

99.1	Press release of Terex Corporation issued on August 1, 2019 regarding the Demag disposition

99.2	Press release of Terex Corporation issued on August 1, 2019 regarding Steve Filipov's departure

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information giving effect to the Mobile Cranes Dispositions.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019

TEREX CORPORATION

By: _/s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel